SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  June 3, 1999
                                (Date of report)


                            VIANET TECHNOLOGIES, INC.

NEVADA                                      033-55254-19                                        87-0434285
(State of Incorporation)                   (Commission File Number)                             (IRS Employer ID)


                                83 Mercer Street
                            New York, New York 10012
                    (Address of Principal Executive Offices)


                                 (212) 219-7680
                         (Registrant's Telephone Number)




ITEM 7.
Exhibits:

     A) Vianet Technologies, Inc. Audited Financial Statements as of December 31, 1998

                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

Vianet Technologies, Inc.
(Registrant)


/s/  Peter Leighton
-----------------------------------
By:  Peter Leighton
     President & CEO

                                    EXHIBIT A

             Vianet Technologies, Inc. Audited Financial Statements
                             as of December 31, 1998


                            Vianet Technologies, Inc.
                                  Balance Sheet
                                December 31, 1998

                                       Assets                                               Notes

Current assets:
Cash and cash equivalents                                                                                  $              13,856
Investment in marketable equity securities                                                    2                          669,268
                                                                                                                       ---------
         Total current assets                                                                                            683,268

Loans due from Develcon Electronics Limited                                                   4                        1,506,800
Accrued interest receivable                                                                   4                           65,375
                                                                                                                       ---------
Technology license, at cost less accumulated amortization of $22,500                          7                          427,500
                                                                                                                       ---------
                                                                                                           $           2,682,799
                                                                                                             =====================

                      Liabilities and Stockholders' Deficiency
Current liabilities:
Accounts payable and accruals                                                                                            251,384
Convertible demand notes payable                                                              9            $           2,909,272
Payable to Dire to of the Company                                                                                          1,000
                                                                                                                       ---------
                  Total current liabilities                                                                            3,161,656

Stockholders' deficiency:
Series A convertible preferred shares - par vale $0.01 per share,
1,000,000 shares authorized: issued and outstanding - 250,000 shares                          6                        1,000,000
Common stock - par value $0.01 per share, 3,000,000 shares authorized, issued and outstanding - 350,000 shares
                                                                                              5                            3,500
Accumulated deficit                                                                                                    (491,857)
                                                                                                                       ---------
                                                                                                                         511,643
Less subscriptions receivable                                                                                          (990,500)
                                                                                                                       ---------
                  Total stockholders' deficiency                                                                       (478,857)
                                                                                                                       ---------
                                                                                                           $           2,682,799
                                                                                                             =====================


     The accompany notes are an integral part of these financial statements

                            Vianet Technologies, Inc.
                             Statement of Operations
       For the period from March 20, 1998 (inception) to December 31, 1998


                                                                                            Notes

Operating expenses:
  Selling, general and administrative                                                         2            $             557,276
                                                                                                                       ---------
         Total operating expenses                                                                                        557,276
                                                                                                                       ---------
                  Net loss from operations                                                                             (557,276)

Interest income                                                                                                           66,341
                                                                                                                       ---------
                  Net loss before income taxes                                                             $           (490,935)

                                    Income taxes                                              8                            (922)
                                                                                                                       ---------

                  Net loss                                                                                 $           (491,857)
                                                                                                            ======================



   The accompanying notes are an integral part of these financial statements

                            Vianet Technologies, Inc.
                             Statement of Cash Flows
       For the period from March 20, 1998 (inception) to December 31, 1998


Cash flows from operating activities:
Net loss for period ......................................................................................   $(491,857)
Adjustments to reconcile net loss to net cash used in operating activities:
         Amortization of technology license ..............................................................      22,500
         Unrealized loss from foreign currency transactions ..............................................      73,200
         Issue of stock for operating expense ............................................................       2,500
Change in operating assets and liabilities:
         Accrued interest receivable .....................................................................     (65,375)
         Accrued payable and accruals ....................................................................     251,384
                                                                                                              ---------

Net cash used in operating activities ....................................................................    (207,648)

Cash flows from investing activities:
         Loans to Develcon Electronics Limited ...........................................................    (225,000)
         Purchase of SPS Technology License ..............................................................    (450,000)
                                                                                                              ---------

Net cash used in investing activities: ...................................................................    (675,000)

Cash flows from financing activities:
         Proceeds from issuance of common stock ..........................................................       1,500
         Proceeds from issuance of convertible preferred shares ..........................................      10,000
         Proceeds of convertible demand notes payable ....................................................     885,004
                                                                                                              ---------

Net cash provided by financing activities ................................................................     896,504
                                                                                                              ---------

Net increase in cash and cash equivalents ................................................................   $  13,856

Cash and cash equivalents at March 20, 1998 (inception) ..................................................   $  --
                                                                                                              ---------
Cash and cash equivalents at December 31, 1998 ...........................................................   $  13,856
                                                                                                             =========

Non cash activities are as follows:

Non cash financing activities:

Issuance of convertible demand notes payable in return for marketable equity securities                      $  669,268
                                                                                                              ---------

Issuance of convertible demand notes payable in return for loan receivable from Develcon                     $1,355,000
                                                                                                           ==========
     The accompany notes are an integral part of these financial statements

NOTES TO FINANCIAL STATEMENTS:

For the Period from March 20, 1998 (inception) to December 31, 1998


1. Description and Line of Business

     Vianet Technologies,  Inc. (the "Company") was incorporated in the State of
Delaware,  U.S.  on March 20, 1998  initially  to acquire  Develcon  Electronics
Limited. ("Develcon") and a license to utilize SPS Technology ("SPS") developed by NewCom Technologies, Inc.

     Develcon is publicly traded on the Toronto Stock Exchange (symbol DLC) and is a global provider of enterprise network solutions and LAN/WAN connectivity.
Develcon designs high quality products and implements innovative services based on a wide range of flexible and modular communications platforms. Develcon products integrate diverse LAN, legacy and voice applications using technologies such as frame relay, ISDN, PPP and packet switching.

     SPS  is  a   technology   developed   to   exploit   the   convergence   of
telecommunications and data transmission methods. The Company plans to integrate
the  SPS  technology  into  Develcon's   product  lines  and  to  develop  other
adaptations to further expand the product capabilities of Develcon.


2. Significant Accounting Policies

     (a) Foreign Currency Transactions

     Gains and losses from foreign currency transactions are included in selling, general and administrative expenses in the period in which they occur.
For the period from March 20, 1998 (inception) to December 31, 1998, the Company experienced $3,906 in realized foreign exchange transaction gains and $73,200 in unrealized foreign exchange transaction losses.

     (b) Fair Value of Financial Instruments

     Statement of Financial  Accounting  Standards ("SFAS") No.107,  Disclosures
About Fair Value of Financial Instruments, requires disclosure of the fair value of certain financial instruments for which it is practicable to estimate fair value. For purposes of the disclosure requirements, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation. The carrying values of cash, marketable securities and accounts payable are reasonable estimates of their fair value due to the short-term maturity of underlying financial instruments. The carrying value of the convertible demand notes payable are reasonable estimates of their fair value since they were convertible into the Company's common stock at a price equivalent to the conversion rights of the Company's Series A convertible preferred shares.


     (c) Income Taxes

     The Company accounts for income taxes under the asset and liability method as required by SFAS No. 109, Accounting for Income Taxes. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

     (d) Cash and Cash Equivalents

     Cash and cash equivalents include cash held in banks and time deposits having original maturities of three months or less.

     (e) Technology License

     The technology license consists of purchased technology, amortized by the straight-line method over a period of five years, the initial term of the license agreement.

     (f) Investment in Marketable Equity Securities

     The Company accounts for its investments in equity securities that have readily determinable fair values under the provisions of SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. Marketable equity securities consist of shares of common stock and are stated at market value. Management has identified the Company's marketable equity securities as trading securities and, accordingly, unrealized gains and losses on such securities are recorded in the statement of operations.

     Subsequent to December 31, 1998, on various dates, the Company sold 65,000 shares of the approximately 83,000 shares it held at December 31, 1998 at an average price in excess of its carrying value per share.

     (g) Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (h) Stock Option Plan

     The Company accounted for stock options issued to employees in accordance with SFAS No. 123, Accounting for Stock-Based Compensation, which permits entities to continue to apply the provisions of Accounting Principles Board
("APB") Opinion No. 25 and provide pro forma net income disclosures for employee stock option grants as if the fair value based method, as defined in SFAS No.
123, had been  applied.  The Company has elected to apply the  provisions of APB
Opinion No. 25 and provide the pro forma disclosure required by SFAS No. 123.

     (i) Comprehensive Income

     The Company reports and presents comprehensive income and its components in accordance with SFAS No. 130, Reporting Comprehensive Income. SFAS No. 130.
requires only additional disclosures in the financial statements; it does not affect the Company's financial position or results of operations. For the period from March 20, 1998 (inception) to December 31, 1998, there were no items of other comprehensive income.

3. Merger Agreement with Radar Resources, Inc.

     On March 16, 1999 the Company  entered into a Merger  Agreement  with Radar
Resources, Inc. ("Radar"), a Nevada corporation, under the terms of which the Company and Radar merged through an exchange of shares (the "Merger"). Subject to the terms and conditions of this Merger Agreement, on March 23, 1999, Radar issued to the shareholders of the Company, four shares of fully paid and nonassessable shares of Radar common stock, $.001 par value ("Radar Common
Stock") per share, in exchange for each share of the Company's outstanding common stock. The existing common shareholders of the Company received 1.4 million shares of common stock of the Merged Company in exchange for the 350,000 shares then outstanding. All shares of the Company's Series A Convertible
Preferred Stock issued and outstanding immediately prior to the Merger were deemed to have been converted into an aggregate of 250,000 shares of the Company's common stock and the Series A Convertible Preferred shareholders received 1 million shares of common stock of the Merged Company. Further, the holders of the company's convertible demand notes received 2,729,242 shares of common stock of the Merged Company.

     Radar was a public company subject to reporting  obligations  under Section
15(d) of the Securities Exchange Act of 1933, as amended, had not previously been engaged in any business activity and had no assets or liabilities. Radar's authorized capital was 100,000,000 shares of par value $0.001 per share, of which 1,000,000 shares were issued and outstanding at the date of the Merger.
After completion of the Merger and the issuance of shares in accordance with in the Merger Agreement, the Company was merged with Radar so that Radar was the surviving company. Radar had approximately 6.1 million shares outstanding after the transactions described above. As a result of the Merger, the former shareholders of the Company hold approximately 84% of the outstanding common shares of the Merged Company. As a result, the Company is considered to be the accounting acquirer in a reverse acquisition accounted for as a purchase and its financial statements will become the historical financial statements of the combined company.


     As part of the transaction, Radar changed its name to Vianet Technologies, Inc. (OTC: VNTK).


4. Proposed Acquisition of Develcon

     On February 12, 1999 the Company entered into an Arrangement Agreement (the
"Arrangement")  to  acquire  all  the  outstanding   shares  of  Develcon.   The
Arrangement  requires  approval of the Supreme  Court of British  Columbia,  the
Securityholders and Debentureholders of Develcon. Develcon, as noted in its most recent  audited  financial  statements  as of and for the year ended  August 31,
1998, has incurred significant losses, has a working capital deficiency,  and is unable to pay its suppliers  within  normal trade terms.  The Company had a cash deficiency  and its existing  line of credit is required to be repaid by May 31,
1999.  Develcon is also in  violation of certain  covenants  with respect to its long-term debt.

     The  following   information  is  summarized  from   Develcon's   financial
statements as of and for the years ended August 31, 1998 and 1997:

                                                               1998                  1997
     (thousands of Canadian Dollars)

     Total Assets                                              $13,147                15,545
     Total Liabilities                                          13,348                11,055
     Working Capital (Deficiency)                               (4,349)                5,042
     Shareholders' Equity (Deficiency)                            (201)                4,490
     Net Loss                                                   (4,773)              (12,460)

     Develcon's working capital shortages have led to a continued deterioration in its financial condition and have prevented it from delivering product orders.

     The Arrangement provides for Develcon shareholders to receive one share of common stock of the Company for every 30.75 shares of Develcon. The Arrangement also provides that the Develcon convertible notes payable will be converted into
5.9963 Develcon shares for each $1.00 principal amount of notes payable and that interest which has been accrued on the convertible notes payable but not paid shall be forgiven. These shares will also convert into Vianet shares in the ratio of one share of the Company for every 30.75 shares of Develcon.

     Prior to closing, the Arrangement may be terminated by either the Company or Develcon. However, should Develcon terminate the Arrangement to accept a competing offer, the Company would be entitled to a payment of C$1,000,000 in addition to all outstanding amounts owed to the Company by Develcon.

Loans to Develcon (the "Loans") at December 31, 1998 are comprised of:

Convertible notes payable, due on demand,
   With interest at Royal Bank of Canada
   Prime rate plus 2%                                                                  $     530,000
Convertible notes payable of C$1,500,000,
   Due on April 30, 1999, with interest at
   10% per annum                                                                             976,800
                                                                                           ----------
                                                                                       $   1,506,800
                                                                                           ----------

     The loans are secured by substantially all of Develcon's assets.

     Subsequent to the period-end, the Company advanced a further C$1,500,000 to Develcon as part of the Arrangement agreement described above.

     In the event that the Arrangement agreement is completed as anticipated, the loans will be converted into common shares of Develcon contemporaneously with the Develcon becoming a wholly owned subsidiary of the Company. For the period from March 20, 1998 (inception) to December 31, 1998 the Company recorded accrued interest income of $65,375 in relation to these loans. Under the terms of the Arrangement agreement, upon completion of the acquisition, accrued interest will be forgiven and, together with the outstanding loan balance, will constitute a portion of the purchase price of Develcon. On May 11, 1999, Develcon held it's Annual and Special Meeting of Shareholders, at which time the Securityholders and Debentureholders approved the Arrangement. The Arrangement is expected to become effective on May 18, 1999.

     The acquisition shall be accounted for as a purchase, and is subject to certain conditions and representations. The purchase price of Develcon will be determined by the number of shares issued by the Company to effect the acquisition using a value of $1 per share, the value of the Company's common stock at the date the Arrangement was entered into, and the amount of loans provided to Develcon.


5. Common stock

     As of December 31, 1998 the authorized common stock of the Company consists of 3,000,000 shares, of which 350,000 shares are currently issued and outstanding. Of the issued and outstanding shares, 300,000 were fully paid at December 31, 1998. Such shares were sold for $0.01 and as of December 31, 1998, a $500 subscription receivable is outstanding. On March 23, 1999, in connection with the Merger Agreement with Radar Resources, Inc. (see Note 10), such shares were exchanged for 1.4 million shares of the Merged Company.


6. Series A Convertible Preferred Stock

     As of December 31, 1998 the authorized Series A convertible preferred stock of the Company consisted of 1,000,000 shares, of which 250,000 shares were issued and outstanding at December 31, 1998. The Series A preferred stock was convertible into common stock at a rate of one for one. Such shares were issued at $4.00 per share. Of the issued and outstanding shares, 2,500 were fully paid at December 31, 1998. The remaining subscription receivable outstanding, $990,000 was paid subsequent to December 31, 1998.

     In the event of any liquidation or winding up of the Company, the holders of the Series A preferred stock were entitled to receive, prior and in preference to the holders of common stock, the original price per share of Series A preferred stock, plus a cumulative dividend at an annual rate of 7%, computed from the date the Series A preferred stock was issued.

     The holders of the Series A preferred stock shall vote with holders of shares of common stock (as a single class) on all matters brought before the stockholders and are entitled to one vote for each share of common stock into which their share of Series A preferred stock are convertible.

     On March 23, 1999, as part of the Merger Agreement with Radar Resources, Inc. (Note 10), the Series A preferred stock was converted into common stock. As a result, the Series A preferred shareholders received 1,000,000 shares of common stock of the merged company since the exchange ratio specified in the Merger Agreement was for Company common shareholders to receive four shares of common stock of the Merged Company for each share of common stock of the Company.


7. SPS Technology License

     The Company purchased a license for the SPS technology from NewCom Technologies, Inc. (the "Licensor") for $450,000. The license entitles the Company to use certain intellectual property rights. This "right to use" includes any patents associated with the SPS technology along with the current preferred embodiment of the patent. Royalty payments of 2.5% of Net Cash Received, as defined in the license agreement, on products manufactured and sold, licensed or services rendered by Vianet during the term of the license are due to the licensor. The Company may, at its option, pay a one-time royalty fee of $2.1 million at any time during the term. If such one time payment is made, the license shall become perpetual and no further royalties will be due under the license.

     The license provides the Company with all the source code and documentation required to allow the Company to integrate the technology into its products. The license provides for quarterly updates from NewCom of the hardware/firmware for the initial five-year term of the agreement.


8. Income Taxes

     The difference between the statutory federal income tax rate and the Company's effective tax rate for the period ended December 31, 1998 is principally due to the Company incurring net operating losses for which no tax benefit was recorded.

     For Federal income tax purposes, the Company has unused net operating loss carryforwards of approximately $416,500 expiring through year 2018. The availability of the net operating loss carryforwards to offset income in the future years, if any, may be limited by the Internal Revenue Code Section 382 as a result of certain ownership changes. The tax effects of temporary differences that give rise to significant portions of the deferred tax assets at December 31, 1998 are as follows:

Deferred tax assets:
Net operating loss carry forward - current period                                     $   166,500
Unrealized foreign exchange loss                                                           29,500
                                                                                          196,000
Less valuation allowance                                                                 (196,000)
                                                                                         ---------
Deferred tax asset                                                                    $        -
                                                                                         ---------

     In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the projected future taxable income and tax planning strategies in making this assessment. The valuation allowance was recorded due to the uncertainty in the utilization of Federal net operating loss carryforwards.


9. Related Party Transactions

Fees and Expenses

     The Company paid consulting fees aggregating approximately $133,000 to a company owned by two shareholders who are also officers of the Company for engineering and other services. The company has also incurred legal expenses of $116,000 for work performed by a law firm that employs an officer of the Company.

Convertible Demand Notes Payable

     The Company has convertible demand notes payable of $2,909,272 to entities controlled by two officers and directors of the Company. The convertible demand notes were convertible into shares of common stock at a ratio of one share for every $4 of principal amount. Of these notes, $669,268 was contributed in exchange for marketable securities and $1,355,000 was contributed in the form of loans receivable from Develcon. These borrowings were interest free. Subsequent to the year-end, $200,000 was repaid to one of the lenders and additional convertible demand notes of $30,000 were issued to two of the lenders.

     On March 23, 1999, as part of the Merger Agreement with Radar Resources, Inc. (see Note 10), the notes payable were converted into common stock of the Merged Company. Based upon the original exchange ratio of one common share of Company common stock for every $4 of principal amount and utilizing the exchange rate in the Merger Agreement, convertible demand notes payable holders received one share of common stock of the Merged Company for each $1.00 of principal amount.

10. Stock Option Plan

     On April 23, 1998, the Board of Directors granted options to purchase 110,000 shares of the Company's common stock to certain officers and directors of the Company at an exercise price of $4.00 per share. The options vest over a three-year period and have a term of eight years. The Company did not recognize any compensation expense relative to the options for the period ended December 31, 1998 since the option price was in excess of fair value at the date of grant. As the Company was only recently formed and had no operations or significant activities at the grant date, management has determined that the fair value of the options granted was deminimus and, therefore, has not presented the pro forma disclosures required by SFAS No. 123 as the effect on reported net loss is immaterial.